UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Colgate-Palmolive Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee previously paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.

	3)	Filing Party:

	4)	Date Filed:

April 11, 2008

Dear Fellow Colgate Stockholder:

Enclosed please find a revised Notice of Internet Availability (Notice Card) regarding the 2008 Annual Meeting materials for Colgate-Palmolive Company.

Due to an error by the proxy administrator, Broadridge Financial Solutions, Inc., the Notice Card you previously received failed to properly identify Colgate-Palmolive Company on the face of the card. We apologize for any confusion this may have caused.

If you have already voted, we thank you. If you have not voted or are unsure whether you have voted properly, we encourage you to vote following the instructions on the enclosed Notice Card. This vote will override any earlier vote you may have cast.

If you need assistance in voting, please call our proxy solicitor, D.F. King & Co., Inc., toll free at (800) 659-6590.

We appreciate your continuing support of Colgate-Palmolive Company.

Sincerely,

Andrew D. Hendry
Senior Vice President,
General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 8, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of 2008 Annual Meeting of Stockholders and Proxy Statement and 2007 Annual Report are available at WWW.PROXYVOTE.COM.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before April 24, 2008 to facilitate timely delivery.

You may request materials by:  Internet: WWW.PROXYVOTE.COM  Telephone: 1-800-579-1639  **Email: sendmaterial@proxyvote.com

**If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

COLGATE-PALMOLIVE COMPANY

Vote In Person
Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.
Vote By Telephone
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
Vote By Mail
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Meeting Type:	Annual	Meeting Location:	Marriott Marquis
Meeting Date:	May 8, 2008		Broadway Ballroom
Meeting Time:	10:00 A.M.		1535 Broadway
For holders as of:	March 10, 2008		(between 45th and 46th Streets)
New York, NY 10036

Voting items
The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" proposals 2 and 3.
1.	Election of directors		For	Against	Abstain
Nominees:
	1a.	John T. Cahill

	1b.	Jill K. Conway

	1c.	Ian M. Cook

	1d.	Ellen M. Hancock

	1e.	David W. Johnson

	1f.	Richard J. Kogan

	1g.	Delano E. Lewis

	1h.	Reuben Mark

	1i.	J. Pedro Reinhard

	1j.	Stephen I. Sadove
		For	Against	Abstain

2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate's independent registered public accounting firm

3.	Amend Restated Certificate of Incorporation to increase the number of authorized shares of common stock

Additional items	Ú
Sign on reverse side	Ú

Non-Voting items

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON

Voting Instructions

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Authorized Signatures - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.
/ /
Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)